UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2015

Horizon Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-10792	35-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Square, Michigan City, Indiana		46360
(Address of Principal Executive Offices)		(Zip Code)

(219) 879-0211
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On March 20, 2015, the Board of Directors of Horizon Bancorp, an Indiana corporation (the “Company” or “Horizon”), amended the Company’s Amended and Restated Bylaws (the “Bylaws”) to allow the Board of Directors to set the date of the annual meeting of shareholders for any time during the year, as permitted under Indiana law.  The Bylaws previously provided that the annual meeting of shareholders must be held before the last day of May each year.
The foregoing Bylaws amendment became effective on the date of its adoption.  The above description of the Bylaws amendment is not complete and is qualified in its entirety by reference to the full text of the Bylaws amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 8.01 Other Events
On March 20, 2015, Horizon Bancorp (“Horizon”) issued a press release announcing that it plans to hold its 2015 Annual Meeting of Shareholders on Monday, June 22, 2015.  The record date for determining shareholders of record entitled to vote at the meeting is May 11, 2015.  The date of the 2015 annual meeting will be more than 30 days after the anniversary date of the 2014 annual meeting.  Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proposals for inclusion in Horizon’s proxy statement a reasonable time before Horizon begins to print and send its proxy materials.  Horizon’s Board of Directors has set April 19, 2015 as the deadline for receipt of shareholder proposals pursuant to Rule 14a-8.  In order for a proposal under Rule 14a-8 to be considered timely, it must be received by Horizon on or prior to April 19, 2015 and be addressed to Horizon’s Secretary at 515 Franklin Square, Michigan City, Indiana 46360.  All shareholder proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement for the 2015 annual meeting.
A copy of the above-referenced press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act giving Horizon’s expectations or predictions of future financial or business performance or conditions.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions.  These forward-looking statements are subject to numerous assumptions, risks, and uncertainties which change over time.  Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.
In addition to factors previously disclosed in Horizon’s reports filed with the SEC, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the previously announced proposed merger transaction between Peoples Bancorp (“Peoples”) and Horizon (the “Merger”), including approval by Horizon’s and Peoples’ shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating Horizon’s and Peoples’ businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Horizon’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Additional Information for Shareholders
In connection with the proposed Merger, Horizon will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Peoples and Horizon as well as a Prospectus of Horizon, as well as other relevant documents concerning the proposed transaction.  SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents Horizon has filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents Horizon has filed with the SEC by contacting Dona Lucker, Shareholder Relations Officer, 515 Franklin Square, Michigan City, Indiana 46360, telephone: (219) 874-9272, or on Horizon’s website at www.horizonbank.com, under the tab “About Us” and then under the heading “Investor Relations” and then “SEC Filings”.  The information available through Horizon’s website is not and shall not be deemed part of this report or incorporated by reference into other filings Horizon makes with the SEC.  This report does not constitute an offer of any securities for sale.
Horizon, Peoples and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Horizon’s and Peoples’ shareholders in connection with the proposed Merger under the rules of the SEC.  Information about the directors and executive officers of Horizon is set forth in the proxy statement for Horizon’s 2014 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 21, 2014.  Free copies of this document may be obtained as described in the preceding paragraph.  Additional information regarding the interests of these participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit No.	Description
3.1	Amendment to the Amended and Restated Bylaws of Horizon Bancorp
99.1	Press Release dated March 20, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Date: March 20, 2015	Horizon Bancorp

	By:	/s/ Mark E. Secor
Mark E. Secor, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Bylaws of Horizon Bancorp
99.1	Press Release dated March 20, 2015